UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): May 27, 2004
                                                 (May 25, 2004)


                                 Bidville, Inc.
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)


           Nevada                          000-31477              98-0224958
-----------------------------          ----------------      -------------------
(State or other jurisdiction           (Commission           (IRS Employer
   of incorporation)                    file number)         Identification No.)


601 Cleveland Street, Suite 120
Clearwater, FL                                                      33755
----------------------------------------                      ------------------
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code: (727) 442-9669


                                       N/A
                   ------------------------------------------
          (Former name or former address, if changes since last report)

ITEM  7. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.    Description
----------------------------------------------------------------------

22.2      *    Press Release dated May 25, 2004 regarding results of operations.

31.1      *    Certification  pursuant to Section 302 of the  Sarbanes-Oxley Act of 2002.

31.2      *    Certification  pursuant to Section 302 of the  Sarbanes-Oxley Act of 2002.

32.1      *    Certification  pursuant to Section 906 of the  Sarbanes-Oxley Act of 2002.

32.2      *    Certification  pursuant to Section 906 of the  Sarbanes-Oxley Act of 2002.

---------------------
          *    Filed Herewith.



Item 7A. CONTROLS AND PROCEDURES.

As required by Rule 13a-15 under the Exchange Act, within the 90 days prior to the filing date of this report, the Company carried out an evaluation of the effectiveness of the design and operation of the Company's disclosure controls and procedures. This evaluation was carried out under the supervision and with the participation of the Company's management, including the Company's President, Chief Executive and Chief Financial Officer. Based upon that evaluation, the Company's President, Chief Executive and Chief Financial Officer concluded that the Company's disclosure controls and procedures are effective. There have been no significant changes in the Company's internal controls or in other factors, which could significantly affect internal controls subsequent to the date the Company carried out its evaluation.

Disclosure controls and procedures are controls and other procedures that are designed to ensure that information required to be disclosed in Company reports filed or submitted under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Securities and Exchange Commission's rules and forms. Disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that information required to be disclosed in Company reports filed under the Exchange Act is accumulated and communicated to management, including the Company's Chief Executive and Chief Financial Officer as appropriate, to allow timely decisions regarding required disclosure.

ITEM 9.  REGULATION FD DISCLOSURE.

On May 25, 2004, the Company distributed a press release announcing a revenue increase of 377%, over the fourth quarter 2003, for the period ended March 31, 2004. The press release also stated that the Company experienced substantial growth in new membership in the first quarter of 2004, as well as record listings and auction closings. In addition, membership levels during the period generated a 231% increase in the total value of monthly auctions sold and a 625% increase in the average value of each item sold during the first quarter 2004.


ITEM 12. Results of Operations and Financial Condition.

The press release distributed May 25, 2004 may be deemed to contain material non-public information regarding the Registrant's results of operations or financial condition for the fiscal quarter ended March 31, 2004. A summary of that release is described herein and a copy of the release is attached hereto as an exhibit.





                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.



                                 Bidville, Inc.
                           -------------------------
                                  (Registrant)



Date: May 26, 2004

                           By: /s/ Gerald C. Parker
                           -------------------------------
                           Gerald C. Parker, Chairman

                           By: /s/ Michael Palandro
                           -------------------------------
                           Michael Palandro, President, CEO and Director

                           By: /s/ Robert W. Pearce
                           -------------------------------
                           Robert W. Pearce, Secretary, Treasurer and Director

                           By: /s/ C. John Dewey
                           -------------------------------
                           C. John Dewey, Director